UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Date of report) January 26, 2012

(Date of earliest event reported) January 23, 2012

ONEOK, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 588-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Underwriting Agreement

On January 23, 2012, we entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives (the “Representatives”) of the several underwriters named therein (the “Underwriters”), with respect to the issuance and sale by us of $700 million aggregate principal amount of our 4.25% notes due 2022 (the “Notes”).

The Underwriting Agreement contains customary representations, warranties and agreements by us, and customary conditions to closing, indemnification obligations of us, on the one hand, and the Underwriters, on the other hand, including for liabilities under the Securities Act of 1933, as amended (the “Act”), obligations of the parties and termination provisions. We also agreed not to offer or sell certain debt securities until February 22, 2012 without the prior written consent of the Representatives. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Indenture, Supplemental Indenture and Notes

On January 26, 2012, we completed the underwritten public offering (the “Offering”) of the Notes. We registered the sale of the Notes with the Securities and Exchange Commission (the “Commission”) pursuant to a Registration Statement on Form S-3 (Registration No. 333-177048) filed on September 28, 2011 (the “Registration Statement”). We intend to use the net proceeds from the Offering of approximately $694 million, after deducting underwriting discounts and estimated offering expenses, to repay amounts outstanding under our $1.2 billion commercial paper program and for general corporate purposes, which may include one or more of the following: the repurchase of our common stock, the purchase of additional common units of ONEOK Partners, L.P. (“ONEOK Partners”), and the payment of dividends.

The terms of the Notes are governed by the Indenture, dated as of January 26, 2012 (the “Indenture”), between us and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated January 26, 2012.

The Indenture and the First Supplemental Indenture are each filed herewith as Exhibits 4.1 and 4.2, respectively, and are each incorporated herein by reference. A form of the Notes is filed herewith as Exhibit 4.3 and is incorporated herein by reference. In addition, the legal opinions related to the Notes are attached hereto as Exhibits 5.1 and 5.2 and are each incorporated herein by reference.

Affiliations

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. The Underwriters and their respective affiliates have provided in the past and may provide from time to time in the future certain commercial banking, financial advisory, investment banking and other services for us or ONEOK Partners for which they will receive customary fees. Affiliates of J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC and certain of the other underwriters are lenders under our $1.2 billion revolving credit agreement and ONEOK Partners’ $1.2 billion revolving credit agreement. Certain of the Underwriters and their respective affiliates may from time to time act as dealers under our and/or ONEOK Partners’ commercial paper programs. As is described above, the net proceeds from this offering may be used to pay down borrowings to repay amounts outstanding under our $1.2 billion commercial paper program and for general corporate purposes, which may include one or more of the following: the repurchase of our common stock, the purchase of additional common units of ONEOK Partners, and the payment of dividends.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included under “Indenture, Supplemental Indenture and Notes” in Item 1.01 above is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

We issued a news release on January 23, 2012, attached hereto as Exhibit 99.1, announcing the pricing of the Notes. This information is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any registration statement under the Act.

Item	9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement dated January 23, 2012, among ONEOK, Inc. and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of January 26, 2012, among ONEOK, Inc. and U.S. Bank National Association, as trustee.

4.2	First Supplemental Indenture, dated January 26, 2012, among ONEOK, Inc. and U.S. Bank National Association, as trustee, with respect to the 4.25% Notes due 2022 (the “Notes”).

4.3	Form of Note (included in Exhibit 4.2 above).

5.1	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.

5.2	Opinion of Gable & Gotwals.

23.1	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (contained in Exhibit 5.1 hereto).

23.2	Consent of Gable & Gotwals (contained in Exhibit 5.2 hereto).

99.1	News release of ONEOK, Inc. announcing the pricing of its public offering of the Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date: January 26, 2012	By:	/s/ Robert F. Martinovich
Robert F. Martinovich
Executive Vice President, Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement dated January 23, 2012, among ONEOK, Inc. and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of January 26, 2012, among ONEOK, Inc. and U.S. Bank National Association, as trustee.

4.2	First Supplemental Indenture, dated January 26, 2012, among ONEOK, Inc. and U.S. Bank National Association, as trustee, with respect to the 4.25% Notes due 2022 (the “Notes”).

4.3	Form of Note (included in Exhibit 4.2 above).

5.1	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.

5.2	Opinion of Gable & Gotwals.

23.1	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (contained in Exhibit 5.1 hereto).

23.2	Consent of Gable & Gotwals (contained in Exhibit 5.2 hereto).

99.1	News release of ONEOK, Inc. announcing the pricing of its public offering of the Notes.